Exhibit 99.1

                            LEXINGTON RESOURCES, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET

                             As of December 31, 2005

                                                                                  Oak Hills
                                                                   Lexington      Drilling &
                                                                   Resources,     Operating,       Pro Forma
                                                                      Inc.           Inc.         Adjustments        Pro Forma
                                                                 ------------    ------------    ------------       ------------
Assets
Current assets:
     Cash and cash equivalents                                   $    520,332    $     85,035    $       --         $    605,367
     Accounts receivable:
        Trade                                                         184,546         736,747            --              921,293
        Related Parties                                                  --           149,116         (68,692)(1)         80,424
     Current portion of deferred finance fees                         401,715            --              --              401,715
     Other assets                                                        --            20,449            --               20,449
                                                                 ------------    ------------    ------------       ------------
Total current assets                                                1,106,593         991,347         (68,692)         2,029,248

     Deferred finance fees                                            267,810            --              --              267,810
     Property, plant, and equipment, net                            6,331,639       1,146,746       4,152,460(2)      11,630,845
                                                                 ------------    ------------    ------------       ------------

Total assets                                                     $  7,706,042    $  2,138,093    $  4,083,768       $ 13,927,903
                                                                 ============    ============    ============       ============

Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued liabilities                    $    936,265    $    872,060    $      6,308(1)(2)  $ 1,814,633
     Current portion of long-term debt & convertible debt           2,542,754         117,069            --            2,659,823
                                                                 ------------    ------------    ------------       ------------
Total current liabilities                                           3,479,019         989,129           6,308          4,474,456

     Long-term debt and convertible debt, less current portion      1,220,965       1,404,424            --            2,625,389
                                                                 ------------    ------------    ------------       ------------
Total liabilities                                                   4,699,984       2,393,553           6,308          7,099,845

Commitments and contingencies                                            --              --              --                 --

Stockholders' equity:
     Common stock, without par value                                    5,575            --              --                5,575
     Additional paid-in-capital                                    16,297,665          10,245       3,811,755(2)      20,119,665
     Common stock purchase warrants                                 2,809,836            --              --            2,809,836
     Accumulated deficit                                          (16,107,018)       (265,705)        265,705(2)     (16,107,018)
                                                                 ------------    ------------    ------------       ------------
Total stockholders' equity                                          3,006,058        (255,460)      4,077,460          6,828,058
                                                                 ------------    ------------    ------------       ------------

Total liabilities and stockholders' equity                       $  7,706,042    $  2,138,093    $  4,083,768       $ 13,927,903
                                                                 ============    ============    ============       ============


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                            LEXINGTON RESOURCES, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                          Year Ended December 31, 2005

                                                               Oak Hills
                                               Lexington       Drilling &
                                               Resources,      Operating,      Pro Forma
                                                  Inc.            Inc.        Adjustments       Pro Forma
                                             ------------    ------------    ------------    ------------
Revenues                                     $    693,860    $  3,079,550    $       --      $  3,773,410

Expenses:
      Cost of revenues                            472,986       2,360,715         407,746(1)    3,241,447
      Consulting - stock based                  1,913,991            --              --         1,913,991
      Selling, general and administrative       2,070,707         608,608            --         2,679,315
                                             ------------    ------------    ------------    ------------

Total expenses                                  4,457,684       2,969,323         407,746       7,834,753
                                             ------------    ------------    ------------    ------------

Operating income (loss)                        (3,763,824)        110,227        (407,746)     (4,061,343)

Interest expense and finance fees              (4,775,039)       (115,922)           --        (4,890,961)
                                             ------------    ------------    ------------    ------------

Net loss                                     $ (8,538,863)   $     (5,695)   $   (407,746)   $ (8,952,304)
                                             ============    ============    ============    ============

Earnings (loss) per common share - basic
      and diluted                            $      (0.49)                                  $      (0.38)

Weighted average common shares outstanding     17,470,971                                      23,470,971


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              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2005


The following unaudited pro forma financial statements give effect to the acquisition by Lexington Resources, Inc. ("Lexington Resources") of Oak Hills Drilling & Operating International, Inc. ("Oak Hills") for 6,000,000 restricted common shares in the capital of Lexington Resources.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 gives effect to the aforementioned transaction as if the transaction had occurred on January 1, 2005. The following unaudited pro forma balance sheet as of December 31, 2005 gives effect to the aforementioned transaction as if the transaction had occurred as of that date. The following unaudited pro forma financial data may not be indicative of what the consolidated results of operations or financial position of Lexington Resources would have been, had the transaction to which such data gives effect been completed on the dates assumed, nor are such data necessarily indicative of the consolidated results of operations or financial position of Lexington Resources that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the consolidated financial statements and notes of Lexington Resources as of December 31, 2005 and 2004 and for each of the two years then ended appearing in Lexington Resource's Form 10-KSB, and the consolidated financial statements of Oak Hills appearing elsewhere in this filing.


Notes to Unaudited Pro Forma Statement of Operations

The Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2005 has been adjusted to reflect the following:

(1) To adjust depreciation expense for the step-up in basis of property, plant and equipment resulting from the purchase price allocation for the acquisition of Oak Hills.


The Unaudited Pro Forma Balance Sheet as of December 31, 2005 has been adjusted to reflect the following:

(1) To remove accounts receivable due to Oak Hills from Lexington Resources.

(2) Records the acquisition of Oak Hills, as discussed above, for the total consideration of $3,897,000, comprised of the 6,000,000 restricted common stock shares valued at $3,822,000 and estimated transaction costs of $75,000:



Current assets.............................................$   991,347
Property, plant and equipment..............................  5,299,206
Current liabilities........................................   (989,129)
Long-term debt............................................. (1,404,424)
                                                           ------------

                                                           $ 3,897,000
                                                           ============




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